UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: June 10, 2008

(date of earliest event report)

Tidelands Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-50707	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina	29464
(Address of principal executive offices)	(Zip Code)

(843) 388-8433

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Amended and Restated Articles of Incorporation:

On January 28, 2008 the Board of Directors voted to present a proposal to the Company’s shareholders at the 2008 annual meeting to declassify the Board of Directors so that all directors would be elected annually rather than being elected for three-year staggered terms.  The proposal to amend and restate the company’s Articles of Incorporation was described in the Company’s proxy statement on Form 14A filed with the Securities and Exchange Commission on April 11, 2008.

On May 19, 2008, at the Company’s annual shareholder meeting, the proposal to declassify the Board of Directors was approved by 77% vote of total shares outstanding and eligible to vote.

On June 10, 2008, the board of directors of Tidelands Bancshares, Inc. filed the Amended and Restated Articles of Incorporation with the South Carolina Secretary of State in order to amend Article VIII to declassify the Board of Directors over a phase in period (as opposed to declassifying in one year) ending at the 2011 annual meeting.

The amended and restated articles are attached to this Form 8-K as Exhibit 3.1.

Amended and Restated Bylaws:

On June 16, 2008, the board of directors of the Company voted to amend and restate the bylaws to amend Article 3.2 of the Company’s Bylaws to declassify the board of directors over a phase in period ending at the 2011 annual meeting, as voted on an approved by shareholders at the Company’s annual meeting of shareholders held on May 19, 2008.

Further, in accordance with Article 8.8 of the bylaws, the board of directors also voted to amend Article 2.4 of the Company’s bylaws to authorize electronic delivery of notice to shareholders.  The following language was added to the end of Article 2, Section 4:

Electronic notice may be communicated to a shareholder by email or any other form of wire or wireless communication permitted by the South Carolina Business Corporation Act, so long as the form of notice has been consented to in writing by the shareholder.  In addition, so long as the Corporation is a public corporation (as defined in the South Carolina Business Corporation Act),  a notice to a shareholder which accompanies a proxy statement or information statement is effective when it is addressed and mailed or transmitted in any manner which satisfies the applicable rules of the Securities and Exchange Commission requiring delivery of a proxy statement including, without limitation, rules regarding delivery to shareholders sharing an address and implied consent to such delivery.

The complete amended and restated bylaws are attached to this Form 8-K as Exhibit 3.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits: The following exhibit is filed as part of this report:

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Tidelands Bancshares, Inc. as of June 10, 2008.
3.2	Amended and Restated Bylaws of Tidelands Bancshares, Inc. as of June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: June 16, 2008	By:	/s/ Robert E. Coffee, Jr.
Robert E. Coffee, Jr.
Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit

3.1	Amended and Restated Articles of Incorporation of Tidelands Bancshares, Inc. as of June 10, 2008.

3.2	Amended and Restated Bylaws of Tidelands Bancshares, Inc. as of June 16, 2008.